Stock-Based Compensation	9 Months Ended
Sep. 30, 2013
Stock-Based Compensation

16. Stock-Based Compensation

Stock Options

A summary of stock option activity for the nine months ended September 30, 2013 is as follows:

	Number of Shares	Weighted Average Exercise Price Per Share	Weighted Average Remaining Contractual Life (Years)	Aggregate Intrinsic Value
Outstanding at December 31, 2012	101,494	$3.97
Granted	1,438,386	$18.00
Exercised	—	N/A
Forfeited or expired	—	N/A

Outstanding at September 30, 2013	1,539,880	$17.08	9.5	$1,424

Exercisable at September 30, 2013	42,289	$3.97	8.5	$593

The Company uses the Black-Scholes option pricing model to estimate the fair value of stock options granted. The following assumptions were used to estimate the fair value of options granted during the nine months ended September 30, 2013 and 2012:

	Nine Months Ended September 30,
	2013	2012
Fair value of underlying common stock	$18.00	$3.97
Volatility	40.00%	18.00%
Dividend yield	—%	—%
Risk-free interest rate	1.08%	1.01%
Expected term (years)	6.22	5.75

The weighted average grant-date fair values per share of the stock options granted during the nine months ended September 30, 2013 and 2012 was $7.25 and $0.78, respectively.

During the nine months ended September 30, 2013, as a result of the May 14, 2013 stock-split, the Company modified a stock option award made to one non-employee director. The terms of the award were modified to increase the number of stock options from 7,322 shares to 101,494 shares and to decrease the exercise price of the stock options from $55.00 per share to $3.97 per share. The total incremental compensation costs resulting from this modification was $1,449, of which $128 and $554 were recorded as stock-based compensation expense during the three and nine months ended September 30, 2013, respectively.